Exhibit 10.7

QUALITY DISTRIBUTION, LLC

and

QD CAPITAL CORPORATION

as Issuers,

the GUARANTORS named in the Indenture (as defined herein),

BOASSO AMERICA CORPORATION

as Guarantor

and

THE BANK OF NEW YORK TRUST COMPANY, N.A.,

as Trustee

SUPPLEMENTAL INDENTURE

Dated as of December 18, 2007

Senior Floating Rate Notes due 2012

THIS SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), entered into as of December 18, 2007, among QUALITY DISTRIBUTION, LLC, a Delaware limited liability company (the “Company”) and QD CAPITAL CORPORATION, a Delaware corporation (“QD Capital” and together with the Company, the “Issuers”), BOASSO AMERICA CORPORATION (the “Undersigned”) and THE BANK OF NEW YORK TRUST COMPANY, N.A., as trustee (the “Trustee”).

RECITALS

WHEREAS, the Company, the Guarantors party thereto and the Trustee entered into the Indenture, dated as of January 28, 2005 (the “Indenture”), relating to the Company’s Senior Floating Rate Notes due 2012 (the “Notes”);

WHEREAS, as a condition to the Trustee entering into the Indenture and the purchase of the Notes by the Holders, the Company agreed pursuant to the Indenture to cause any newly acquired Domestic Restricted Subsidiaries to provide Guaranties in certain circumstances.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and intending to be legally bound, the parties to this Supplemental Indenture hereby agree as follows:

Section 1. Capitalized terms used herein and not otherwise defined herein are used as defined in the Indenture.

Section 2. The Undersigned, by its execution of this Supplemental Indenture, agrees to be a Guarantor under the Indenture and to be bound by the terms of the Indenture applicable to Guarantors, including, but not limited to, Article Ten thereof.

Section 3. This Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.

Section 4. This Supplemental Indenture may be signed in various counterparts which together will constitute one and the same instrument.

Section 5. This Supplemental Indenture is an amendment supplemental to the Indenture and the Indenture and this Supplemental Indenture will henceforth be read together.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

QUALITY DISTRIBUTION, LLC, as Issuer

By:	/s/ TIMOTHY B. PAGE
Name:	Timothy B. Page
Title:	Senior Vice President and Chief Financial Officer

QD CAPITAL CORPORATION, as Issuer

By:	/S/ TIMOTHY B. PAGE
Name:	Timothy B. Page
Title:	Senior Vice President and Chief Financial Officer

BOASSO AMERICA CORPORATION, as Guarantor

By:	/S/ TIMOTHY B. PAGE
Name:	Timothy B. Page
Title:	Senior Vice President

THE BANK OF NEW YORK TRUST COMPANY, N.A., as Trustee

By:	/s/ CHRISTIE LEPPERT
Name:	Christie Leppert
Title:	Assistant Vice President

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